                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 29, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |X|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On June 29, 2007, Everlast Worldwide Inc. (the "Company") announced that it signed an amendment to the Agreement and Plan of Merger (the "Merger
Agreement"), dated as of June 28, 2007, among Brands Holdings Limited
("Parent"), EWI Acquisition, Inc. ("Merger Sub") and the Company (the
"Amendment"). Pursuant to the Amendment, the Company, Parent and Merger Sub have agreed to an increase in the per share merger consideration to $33.00 per share of the Company's common stock, par value $.002 ("Common Stock"), from $30.00 per share of Common Stock. The Amendment also increases (i) the termination fee which is payable by the Company to Parent under certain circumstances to
$5,610,000 from $5,100,000, (ii) the termination fee which is payable by Parent to the Company under certain circumstances to $4,180,000 from $3,800,000 and
(iii) the termination expenses which are payable by the Company to Parent under certain circumstances to between $440,000 and $1,870,000 from between $400,000 and $1,700,000.

            The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

      On June 29, 2007, the Company issued a press release announcing the
Amendment. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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2.1               Amendment No. 1 to Agreement and Plan of Merger, dated as
                  of June 29, 2007, among Brands Holdings Limited, EWI
                  Acquisition, Inc. and Everlast Worldwide Inc.

99.1              Press Release dated June 29, 2007.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: June 29, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                       Name:  Gary J. Dailey
                                       Title: Chief Financial Officer

                                      -2-

                                  EXHIBIT INDEX
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Exhibit Number    Description
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2.1               Amendment No. 1 to Agreement and Plan of Merger, dated as
                  of June 29, 2007, among Brands Holdings Limited, EWI
                  Acquisition, Inc. and Everlast Worldwide Inc.

99.1              Press Release dated June 29, 2007.

                                      -3-